                                                                   EXHIBIT 4(d)

                       United States Surgical Corporation
                      SERIES A CONVERTIBLE PREFERRED STOCK

                                                SEE REVERSE FOR CERTAIN
     INCORPORATED UNDER THE LAWS         DEFINITIONS AND TRANSFER RESTRICTIONS
      OF THE STATE OF DELAWARE                     CUSIP 912707 30 4

   THIS CERTIFIES THAT



   is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK OF
                         THE PAR VALUE OF $5.00 EACH OF
    -------------------UNITED STATES SURGICAL CORPORATION---------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of the certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation of the Corporation, as in effect from time to time, to all of which the holder hereof by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
By:                                                             By:
           [signature]                    [corporate seal]                  [signature]
                      SECRETARY                                                          CHAIRMAN, PRESIDENT AND
                                                                                         CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
                 FIRST CHICAGO TRUST COMPANY
                       OF NEW YORK                  TRANSFER AGENT
BY                                                   AND REGISTRAR


                                              AUTHORIZED SIGNATURE

                       UNITED STATES SURGICAL CORPORATION

   THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2),
(3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR
(C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE SECURITY EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO UNITED STATES SURGICAL CORPORATION OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO FIRST CHICAGO TRUST COMPANY OF NEW YORK, AS TRANSFER AGENT, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRANSFER AGENT), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (F) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144, IF APPLICABLE, UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY IN CERTIFICATED FORM WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH SECURITY, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH BELOW RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO FIRST CHICAGO TRUST COMPANY OF NEW YORK, AS TRANSFER AGENT. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO FIRST CHICAGO TRUST COMPANY OF NEW YORK, AS TRANSFER AGENT, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THREE YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY, AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.
  In connection with any transfer of any of the shares of Series A Preferred Stock evidenced by this certificate (or any issuance of shares of Common Stock upon conversion or redemption of the shares of Series A Preferred Stock represented hereby) occurring prior to the third anniversary of the date of original issuance of this certificate, the undersigned states that such shares of Series A Preferred Stock (or such shares of Common Stock, as the case may be) are being transferred:

   / / inside the United States to a qualified institutional buyer pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended;

       or

   / / outside the United States pursuant to and in compliance with Rule 904 under the Securities Act of 1933, as amended;

       or

   / / to an institutional accredited investor pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended;

       or

   / / pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended (if available).

  Unless one of the boxes above is checked, the Depositary will refuse to register any of the shares of Series A Preferred Stock evidenced by this certificate (or such shares of Common Stock, as the case may be) in the name of any person other than the registered holder hereof; provided, however, that the Depositary will, in its sole discretion, register the transfer of such shares of Series A Preferred Stock or Common Stock, as the case may be, if it has received such certifications, legal opinions and/or other information as it has reasonably requested stating that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

  In addition, if the transferee is an institutional accredited investor, the holder must furnish to the Depositary (i) a signed letter containing certain representations and agreements relating to the restrictions on transfer of the security evidenced hereby, and (ii) such other certifications, legal opinions or other information as it may reasonably require stating that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM --    as tenants in common                 UNIF GIFT MIN ACT --  ........ Custodian  ........
    TEN ENT --    as tenants by the entireties                                (Cust)             (Minor)
    JT TEN  --    as joint tenants with right of                            under Uniform Gifts to Minors
                  survivorship and not as tenants                           Act..........................
                  in common                                                             (State)


    Additional abbreviations may also be used though not in the above list.

For value received, ------------- hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
- ----------------------------------------

- ----------------------------------------  -----------------------------------


- -----------------------------------------------------------------------------
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
                                   ASSIGNEE)

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------

- ----------------------------------------------------------------------shares of the preferred stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- --------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________________

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
               NOTICE: THE SIGNATURE TO THIS
                     ASSIGNMENT MUST CORRESPOND
                     WITH THE NAME AS WRITTEN UPON
                     THE FACE OF
                     THE CERTIFICATE IN EVERY
                     PARTICULAR, WITHOUT ALTERATION
                     OR ENLARGEMENT OR ANY CHANGE
                     WHATEVER.

THE CORPORATION WILL FURNISH THE STOCKHOLDER A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OF ITS SHARES AND THE VARIATIONS IN RIGHTS, PREFERENCES, AND LIMITATIONS DETERMINED FOR EACH SERIES ON REQUEST AND WITHOUT CHARGE.

THIS CERTIFICATE IS SUBJECT TO THE INTERESTS OF DEPOSITARY RECEIPTS PURSUANT TO A DEPOSIT AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE CORPORATION.